EXHIBIT 99(a)


ABN AMRO Incorporated
208 South LaSalle Street
Chicago, IL 60604-1003
(312) 855-7600


July 23, 1999



Brian K. Walker
General Motors Acceptance Corporation
3031 West Grand Boulevard
Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that ABN AMRO Incorporated, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Yours very truly,


s/Jeffrey P. Novak
-------------------
Jeffrey P. Novak
Managing Director

A.G. Edwards & Sons, Inc.
One North Jefferson
St. Louis, Missouri 63103
(314) 955-3000


July 28, 1999



General Motors Acceptance Corporation
Attn: Brian Walker
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that A.G. Edwards & Sons, Inc., a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15C2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Sincerely,


s/Karen C. Middleton
--------------------
Karen C. Middleton
Vice President

Edward Jones
12555 Manchester Road
St. Louis, MO 63131-3729
314-515-2000
www.edwardjones.com


July 27, 1999



Lisa Gracin
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Ms. Gracin:

We confirm that Edward Jones, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Sincerely yours,


s/Rebecca Heisler
-------------
Rebecca Heisler
Product Specialist

Fidelity Capital Markets
A division of National Financial Services Corporation. Member NYSE, SIPC. Timothy A. Hogan
Senior Vice President
Syndicate
World Trade Center
164 Northern Avenue, ZT3
Boston, MA  02210
Phone: 617 563-0300
Fax: 617 476-9631
E-mail:tim.hogan@fidelity.com


July 26, 1999



Mr. Brian Walker
Manager, Demand Notes/SmartNotes Group
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that Fidelity Capital Markets, a division of National Financial Services Corporation, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent that the Rule is applicable in the offering of SmartNotes under the Program.


Yours very truly,


s/Timothy A. Hogan
--------------------
Timothy A. Hogan
Senior Vice President, Syndicate
Fidelity Capital Markets

Frank P. Sinatra
Managing Director
Debt Transactions Group
Prudential Securities Incorporated
One New York Plaza
New York, NY 10292
Tel 212 778-3020


July 28, 1999



Mr. Martin Darvick
Assistant General Counsel
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Darvick:

We confirm that Prudential Securities Incorporated, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Acts of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Yours very truly,

s/Frank P. Sinatra
------------------
Frank P. Sinatra

Salomon Smith Barney
A member of citigroup



July 30, 1999



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


We confirm that Salomon Smith Barney Inc., as a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Sincerely,


SALOMON SMITH BARNEY INC.


By:  s\Martha D. Bailey
          ---------------------
Martha D. Bailey
First Vice President


SALOMON SMITH BARNEY INC. Seven World Trade Center, New York, NY  10048